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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated September 5, 2001, included in this Form 10-K into the Company's previously filed: Form S-8 Registration Statement File No. 33-22485 and Form S-3 Registration Statement File No. 33-22485.

Lancaster, Pennsylvania
September 21, 2001

                                                             ARTHUR ANDERSEN LLP